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                                                                  Exhibit 10.117


                     REDEMPTION AND ACQUISITION AGREEMENT

            THIS REDEMPTION AND ACQUISITION AGREEMENT (this "Agreement") made as of October 27, 1997 by and among MARKET SQUARE DEVELOPMENT INVESTORS (the "Company"), a District of Columbia general partnership having an office at 200 Galleria Parkway N.W., Suite 2000, Atlanta, Georgia 30339, DUTCH INSTITUTIONAL HOLDING COMPANY, INC. ("DIHC"), a Delaware corporation, having an office at 200 Galleria Parkway N.W., Suite 2000, Atlanta, Georgia 30339, and DIHC MARKET SQUARE, INC. ("DIHC-MS"), a Georgia corporation, having an office at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339, and CORNERSTONE PROPERTIES INC. ("C-Stone"), a Nevada corporation, having an office at 126 East 56th Street, New York, New York 10022.

                             W I T N E S S E T H:

            WHEREAS, as of the date of this Agreement, M.I. West Pennsylvania Limited Partnership ("M.I. West") and DIHC-MS are the sole partners in the Company, which in turn is one of the venturers in Market Square Associates ("MSA"), a District of Columbia general partnership, which in turn is one of the venturers in Avenue Associates Limited Partnership ("AALP"), a District of Columbia limited partnership which owns the land and improvements located at 701 and 801 Pennsylvania Avenue located in the District of Columbia (the "Property");

            WHEREAS, DIHC is the parent corporation of DIHC-MS and DIHC is a wholly-owned subsidiary of Stichting Pensioenfonds voor de Gezondheid Geestelijke en Maatschappelijke Belangen ("PGGM");

            WHEREAS, the Company, DIHC and M.I. West entered into that certain Redemption Agreement dated as of August 15, 1997 (the "M.I. Redemption Agreement"), pursuant to which, at or prior to the Redemption Date (as hereinafter defined), a new partner is to be admitted to the Company (the "New Partner"), and the Company is to redeem from M.I. West all of M.I. West's right, title and interest in and to the Company (the "M.I. Redemption");

            WHEREAS, DIHC and C-Stone entered into that certain Stock Purchase Agreement dated as of August 18, 1997 between DIHC, as Seller, and C-Stone, as Purchaser (the "Stock Purchase Agreement"), and PGGM and C-Stone entered into that certain Loan Purchase Agreement dated as of August 18, 1997 between PGGM, as Seller, and C-Stone, as Purchaser (the "Loan Purchase Agreement");


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            WHEREAS, pursuant to the Loan Purchase Agreement, immediately prior to the execution and delivery of this Agreement, C-Stone acquired all of the holder's right, title and interest in and to that certain loan originally from DIHC Finance Corporation to AALP in the original principal amount of $188,491,750, which loan has been assigned to PGGM and is secured by (among other things) that certain Deed of Trust and Security Agreement dated as of July 15, 1987 recorded as Instrument No. 38127, among the Land Records of the District of Columbia, as amended (the "AALP Mortgage"); and pursuant to the Stock Purchase Agreement, immediately prior to the execution and delivery of this Agreement, C-Stone acquired all of the holder's beneficial right, title and interest in and to that certain loan from DIHC Finance Corporation to the Company in the original principal amount of up to $41,900,000, which loan is evidenced by that certain Promissory Note and Loan Agreement from the Company to DIHC Finance Corporation dated as of August 15, 1997 (the "MSDI Loan");

            WHEREAS, the Company desires to admit C-Stone, and C-Stone desires to be admitted, as the New Partner in accordance with the M.I. Redemption Agreement;

            WHEREAS, the Company further desires to redeem from DIHC-MS, and DIHC-MS desires to transfer to the Company, all of the right, title and interest of DIHC-MS in and to the Company, other than the Retained Interest (as hereinafter defined), subject to the terms of this Agreement; and

            WHEREAS, C-Stone further desires to purchase from DIHC-MS, and DIHC-MS desires to sell to C-Stone the Retained Interest of DIHC-MS in the Company, subject to the terms of this Agreement.

            NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      II. Definitions. For purposes of this Agreement, unless the context otherwise requires the following terms shall have the following meanings:

            B. "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or under common control with, such specified Person.

            D. "Interest" means all right, title and interest of DIHC-MS in and to the Company, other than the Retained Interest, subject and pursuant to the Venture Agreement.

            F. "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or


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group that would be deemed to be a person under Section 13(d)(3) of the
Securities Exchange Act of 1934, as amended.

            H. "Redemption Date" means the date upon which the M.I. Redemption is closed, and upon such date and immediately following the M.I. Redemption, the Company shall redeem the Interest from DIHC-MS in accordance with the terms of this Agreement.

            J. "Redemption Instrument" means the instrument of redemption and assumption pursuant to which the Company redeems the Interest of DIHC-MS in the Company, in the form of Exhibit "A" annexed hereto.

            L. "Restated Venture Agreement" means the Second Amended and Restated Joint Venture Agreement of the Company to be mutually agreed upon and entered into by and between C-Stone and DIHC-MS on the Redemption Date in accordance with Section 5 hereof.

            N. "Retained Interest" means a Percentage Interest (as defined in the Venture Agreement) equal to one percent (1%) of the total interests in the Company, including one percent (1%) of all distributions to the venturers of the Company and one percent (1%) of the income of the Company, which shall be retained and owned by DIHC-MS until the Sale Date.

            P. "Sale Date" means a date upon which the closing of C-Stone's purchase of the Retained Interest shall take place, as designated in a notice by C-Stone to DIHC-MS at least sixty (60) days prior to such date, which shall be a date at any time within two (2) years after the Redemption Date; provided that in the event the Closing Date shall not have occurred within two (2) years after the Redemption Date for any reason whatsoever other than the willful misconduct or gross negligence of DIHC-MS, its employees, agents or representatives (the "Outside Date"), DIHC-MS shall have the right to (a) terminate the remaining terms of this Agreement applicable to the transfer of the Retained Interest, upon notice given not later than three (3) business days after the Outside Date unless, as of the Outside Date, the closing of the transaction contemplated hereby is prevented or barred by reason of force majeure, court order or governmental action, or (b) enforce this Agreement by an action for specific performance and/or damages.

            R. "Sale Instrument" means the instrument of sale and assumption pursuant to which C-Stone shall purchase the Retained Interest of DIHC-MS in the Company, in the form of Exhibit "B" annexed hereto.

            T. "Venture Agreement" means the Amended and Restated Joint Venture Agreement of the Company dated January 27, 1989 between DIHC-MS and M.I. West.


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            V. "Herein", "hereof" or "hereunder" or any similar term used in this Agreement refers to this entire Agreement rather than only to the particular provision in which the term is used.

            X. References to Articles, Sections or other provisions are references to articles, sections or other provisions hereof.

            Z. The singular includes the plural and vice versa, and a reference to any one gender, masculine, feminine or neuter, includes the other two.

            BB. "Best knowledge of DIHC" or "best knowledge of DIHC-MS" means the best knowledge of Robert T. Sorrentino, Michael F. Perkins and Craig W. Johnston.

            DD. Terms which are capitalized in this Agreement but are not separately defined in this Agreement shall have the same meanings in this Agreement as in the Stock Purchase Agreement.

      IV. Admission of New Partner. On or immediately prior to the Redemption Date and subject to Section 11.5 below, C-Stone will make a capital contribution (the "Contribution") to the Company in an amount equal to Redemption Price (as defined in the M.I. Redemption Agreement), plus any required interest thereon pursuant to the M.I. Redemption Agreement, to be paid by the Company to consummate the M.I. Redemption. The Contribution shall be paid to the Company by electronic transfer of federal funds pursuant to wire instructions to be provided to C-Stone by the Company. Upon payment of the Contribution, DIHC-MS shall admit C-Stone as the New Partner to the Company subject to the terms of the M.I. Redemption Agreement.

      VI. M.I. Redemption. Upon admission of C-Stone as the New Partner, DIHC shall cause the M.I. Redemption to be closed in accordance with the terms of the M.I. Redemption Agreement.

      VIII. Loan to Company. Immediately following the M.I. Redemption, C-Stone shall loan an amount equal to the DIHC Redemption Price determined in accordance with Section 6 below to the Company either by advancing additional funds under the MSDI Loan, if the same can be advanced thereunder without exceeding the maximum principal balance thereof, or making a new recourse loan to the Company in such amount, such a new loan to be evidenced by a Promissory Note and Loan Agreement to be executed by the Company in favor of C-Stone in the form of Exhibit "C" annexed hereto. The proceeds of any such loan shall be paid to the Company by electronic transfer of federal funds pursuant to wire instructions to be provided to C-Stone by the Company.

      X. DIHC Redemption. On the Redemption Date and immediately following the M.I. Redemption and the funding of the loan referred to in Section 4 above, DIHC-MS shall


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transfer all of its right, title and interest in and to the Interest to the
Company, and the Company shall redeem the Interest from DIHC-MS for the DIHC Redemption Price (as defined in Section 6 below) and upon the other terms, covenants and conditions contained herein (the "DIHC Redemption"). The closing of the DIHC Redemption shall take place at the offices of Richards & O'Neil, LLP, 885 Third Avenue, New York, New York or as otherwise agreed to by the parties. Notwithstanding the foregoing, the closing of the DIHC Redemption may be effected by mail pursuant to an escrow agreement reasonably satisfactory to the parties hereto. Immediately following the completion of the M.I. Redemption and the DIHC Redemption, C-Stone and DIHC-MS shall execute and deliver the Restated Venture Agreement, pursuant to which C-Stone shall replace DIHC-MS as the Managing Venturer (as defined in the Venture Agreement) of the Company.

      XII. DIHC Redemption Price. The redemption price (the "DIHC Redemption Price") to be paid to DIHC-MS for the Interest shall be an amount equal to $2,867,000.00, plus an amount equal to $434.00 times the number of days between the date of this Agreement and the Redemption Date, and such additional adjustments (the "Post-Redemption Adjustments") to be made between the parties within ninety (90) days after the Redemption Date on account of working capital prorations under the Venture Agreement, which Post-Redemption Adjustments the parties agree will be determined by Coopers & Lybrand L.L.P. The DIHC Redemption Price shall be paid to DIHC-MS or its designee on the Redemption Date by electronic transfer of federal funds pursuant to wire instructions to be provided to the Company by DIHC-MS. In the event that the Post- Redemption Adjustments result in (a) a credit to DIHC-MS, the Company agrees to promptly wire the amount of such credit to DIHC-MS or its designee in accordance with the wire instructions to be provided to the Company by DIHC-MS, or (b) a credit to the Company, DIHC-MS agrees to promptly wire the amount of such credit to the Company or its designee in accordance with the wire instructions to be provided to DIHC-MS by the Company. The provisions of this Section 6 shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereunder.

      XIV. Purchase and Sale of Retained Interest. On the Sale Date, C-Stone shall purchase and acquire all of the right, title and interest of DIHC-MS in and to the Retained Interest in the Company, and DIHC-MS shall sell and convey the Retained Interest to C-Stone for the Purchase Price (hereinafter defined) and upon the other terms, covenants and conditions contained herein (the "Closing"). The Closing shall take place on the Sale Date at in the offices of King & Spalding, 1185 Avenue of the Americas, New York, New York, or as otherwise agreed to by the parties. Notwithstanding the foregoing, the Closing may be effected by mail pursuant to an escrow agreement reasonably satisfactory to the parties hereto.

      XVI. Purchase Price. The Purchase Price (the "Purchase Price") to be paid by C-Stone for the Retained Interest shall be an amount equal to $50,000.00. The Purchase Price shall be paid to DIHC-MS or its designee on the Sale Date by payment of $18,000.00 in cash by electronic transfer of federal funds pursuant to wire instructions to be provided to C-Stone


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

by DIHC-MS, and by transfer to DIHC of 2,000 validly issued, fully paid and nonassessable shares of common stock of C-Stone with no par value (adjusted as necessary to fully reflect the effect of any stock split, reverse stock split, or stock dividend with respect to such common shares occurring after the date of the Stock Purchase Agreement and prior to the date of Closing) having an agreed value of $16.00 per share and not subject to adjustment notwithstanding any changes in the stock price between the date of the Stock and Loan Purchase Agreements and the Closing ("C-Stone Common Shares"), which shares shall be subject to that certain Registration Rights and Voting Agreement of even date herewith entered into between DIHC and Cornerstone pursuant to the Stock Purchase Agreement.

      XVIII.Representations, Warranties and Covenants of DIHC and DIHC-MS. DIHC and DIHC-MS each hereby make the following representations, warranties and covenants as of the date hereof (on the condition that all such representations, covenants and warranties relate to the time period from and after the initial acquisition of the Interest by DIHC-MS until the Redemption Date, and, with respect to the Retained Interest, until the Sale Date):

            B. DIHC-MS is a corporation duly organized and in good standing under the laws of the State of Georgia, and, to the extent necessary, is in good standing and qualified in the District of Columbia.

            D. DIHC-MS has full corporate power and authority to execute and deliver this Agreement, to transfer the Interest to the Company and the Retained Interest to C-Stone and to comply with each of the provisions hereof. The execution and delivery of this Agreement has been duly authorized and approved by all necessary corporate action and no further consents or approvals are required from any governmental authority or Person for DIHC-MS to enter into and perform its obligations under this Agreement; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in MSA or AALP is required for DIHC-MS to enter into and perform its obligations under this Agreement.

            F. To the best knowledge of DIHC and DIHC-MS, except as otherwise specifically disclosed herein, DIHC-MS is not currently in default, and the execution, delivery and performance of its obligations under this Agreement will not constitute a default by DIHC-MS, with respect to any of its obligations under the Venture Agreement; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in MSA or AALP is required for DIHC-MS to enter into and perform its obligations under this Agreement.

            H. DIHC-MS owns the Interest and the Retained Interest free and clear of all mortgages, pledges, liens, charges, claims, title retention or other security arrangements or obligations to other Persons, options and encumbrances of every kind, and DIHC-MS has not heretofore sold, assigned, pledged, encumbered or in any way transferred or granted any rights


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with respect to the Interest or the Retained Interest other than the AALP
Mortgage and the MSDI Loan; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in MSA or AALP is required for DIHC-MS to enter into and perform its obligations under this Agreement.

            J. Except as provided in this Section 9.5, DIHC and DIHC-MS will defend title to the Interest from and against all lawful claims and demands whatsoever, at law or in equity, of all Persons; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in MSA or AALP is required for DIHC-MS to enter into and perform its obligations under this Agreement, and, provided further, however, DIHC and DIHC-MS shall have no obligation to defend the transfer of title to the Interest to the Company or the transfer of title to the Retained Interest to C-Stone from any claim or demand whatsoever, at law or in equity, under the Underlying Venture Documents (as hereinafter defined) by any venturer in MSA or AALP (any such claim or demand by any venturer in MSA or AALP under the Underlying Venture Documents is hereinafter referred to as a "Venturer Claim"). Notwithstanding the foregoing, in the event of any Venturer Claim, DIHC and DIHC-MS agree, at the sole cost and expense of C-Stone, to fully cooperate with the Company, C-Stone and their Affiliates in the defense of any such Venturer Claim, including, but not limited to, making available all files relating to the interest of DIHC-MS in the Venture and agreeing to testify in any action or proceeding relating to any Venturer Claim.

            L. DIHC-MS has timely filed or obtained extensions for all federal and foreign income tax returns and state, county, and local income, franchise, property, sales, use, unemployment, and other tax returns in each state and jurisdiction where such returns are required to be filed on or prior to the date hereof, the Redemption Date or the Sale Date, as applicable, taking into account any extensions of the filing deadlines which have been validly granted to DIHC-MS, and such returns are and will be true and correct in all material respects. DIHC-MS has paid in full or will pay in full before delinquency all federal, foreign, state, county, and local income, franchise, property, sales, use, and all other taxes and assessments (including penalties and interest in respect thereof, if any) that have become or will become due with respect to any period ended on or prior to the date hereof, the Redemption Date or the Sale Date, as applicable, whether shown as due on such returns or not, or is contesting in good faith or will contest in good faith such taxes and assessments, in which event DIHC-MS has disclosed or will disclose the details of such contests in writing to the Company and C-Stone.

            N. To the best knowledge of DIHC-MS, there are no pending, and DIHC-MS has not received any notice of any, federal, foreign, state, or local tax disputes in which DIHC-MS is alleged to be liable for additional taxes.

            P. To the best knowledge of DIHC and DIHC-MS, no claim or investigation is pending or threatened by any state, local, or other jurisdiction alleging that


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either DIHC or DIHC-MS has a duty to file tax returns and pay taxes or is otherwise subject to the taxing authority of any jurisdiction in which either DIHC or DIHC-MS has not filed tax returns, nor has DIHC nor DIHC-MS received any notice or questionnaire from any such jurisdiction which suggests or asserts that either DIHC or DIHC-MS may have a duty to file such returns and pay such taxes, or otherwise is subject to the taxing authority of such jurisdiction.

            R. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein in the manner herein provided will violate any agreement or instrument to which DIHC or DIHC-MS is a party or by which DIHC or DIHC-MS is bound; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in the Company, MSA or AALP is required for DIHC-MS to enter into and perform its obligations under this Agreement.

            T. To the best knowledge of DIHC and DIHC-MS, there is no action, suit or proceeding pending or threatened against or affecting the Interest or the Retained Interest in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, except for that certain lawsuit by Western Avenue Associates Limited Partnership filed in United States District Court for the District of Columbia under case number 1:97CV02452 (the "Western Litigation").

            V. DIHC-MS is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code (as amended, the "Code").

            X. To the best knowledge of DIHC and DIHC-MS, there are no written documents, agreements, correspondence or other instruments initiated or prepared by DIHC or DIHC-MS relating to or dealing with transferability of an interest in the Company or any venturer therein except for the agreements set forth in Schedule A annexed hereto (collectively, the "Underlying Venture Agreements").

            Z. Neither DIHC nor DIHC-MS is insolvent or will be rendered insolvent by the consummation of the transactions contemplated hereunder.

            BB. The Company is a general partnership organized and in good standing under the laws of the District of Columbia and DIHC-MS and M.I. West are its sole general partners as of the date hereof, and upon completion of the M.I. Redemption contemplated herein and the admission of C-Stone as provided in
Section 2 above, the sole general partners of the Company shall be DIHC-MS and C-Stone.

            DD. The Company has full partnership power and authority to execute and deliver this Agreement, to accept the transfer of the Interest from DIHC-MS, and to comply with each of the provisions hereof. The execution and delivery of this Agreement has been


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duly authorized and approved by the Company by DIHC-MS as its Managing Venturer and no further consent or approvals are required from any governmental authority or Person for the Company to enter into and perform its obligations under this Agreement; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in the Company, MSA or AALP is required to enter into and perform its obligations under this Agreement.

            FF. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein in the manner herein provided will violate any agreement or instrument to which the Company is a party or by which the Company is bound, including, without limitation, the Underlying Venture Agreements; provided, however, DIHC and DIHC-MS make no representation as to whether any consent or approval from any of the other venturers in the Company, MSA or AALP is required to enter into and perform its obligations under this Agreement.

            HH. The Company is not insolvent and will not be rendered insolvent by the consummation of the transactions contemplated hereunder.

      XX. Representations, Warranties and Covenants of C-Stone. C-Stone makes the following representations, warranties and covenants:

            B. C-Stone is a Nevada corporation duly organized and in good standing under the laws of Nevada, and, to the extent necessary, in the District of Columbia.

            D. C-Stone has full power and authority to execute and deliver this Agreement and to comply with each of the provisions hereof. The execution and delivery of this Agreement has been duly authorized and approved by C-Stone and no further consents or approvals are required from any governmental authority or Person for C-Stone to enter into and perform its obligations under this Agreement.

            F. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein in the manner herein provided will violate any agreement or instrument to which the C-Stone is a party or by which C-Stone is bound.

            H. C-Stone is not insolvent and will not be rendered insolvent by the consummation of the transactions contemplated hereunder.

      XXII. Additional Agreements.


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            B. Conduct of Business of the Company Prior to Redemption: Competing
Transactions. DIHC and DIHC-MS covenant and agree that, between the date hereof and the Redemption Date:

                  2. DIHC and DIHC-MS (a) shall cause the Company, MSA, AALP and the Property to be operated in the ordinary and usual course of business and consistent with the Company's prior practice; (b) shall not, directly or indirectly through any officer, trust manager, employee, agent, investment banker, financial advisor, attorney, accountant, broker or other representative, initiate, solicit or effect the sale or listing for sale of any direct or indirect interest in the Company, MSA, AALP or the Property without the prior written consent of C-Stone, which shall not be unreasonably withheld; (c) shall use their commercially reasonable efforts to preserve the good will and advantageous relationships of the Company with tenants, customers, suppliers, independent contractors and other Persons material to the operation of the Property; (d) shall perform their material obligations under any contracts or agreements affecting the Property; and (e) shall not wilfully or knowingly take or permit any action or omission which would cause any of their representations or warranties contained herein to become inaccurate in any material respect or any of the covenants made by them to be breached in any material respects;

                  4. DIHC and DIHC-MS will not cause or permit any default to occur by the Company, MSA or AALP under any indebtedness of the Company, MSA or AALP, or any indebtedness secured by the Property, or cause or permit any increase in the outstanding principal balance thereof (other than the MSDI Loan), or cause or permit the Company, MSA or AALP to incur any additional indebtedness or make any loans, advances or capital contributions in or to any other Person, without the prior written consent of C-Stone, which shall not be unreasonably withheld.

                  6. DIHC and DIHC-MS shall cause the Company, MSA and AALP to continue to maintain all of its insurance policies with respect to the Property in full force and effect.

                  8. DIHC-MS shall not effect any change in its capital structure or initiate, solicit or effect any merger, consolidation, share exchange, business combination, or similar transaction with any Person or sell, or grant any option or right in respect of, any shares of its common stock, any of its other voting securities or any of its securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, except that, with the prior written consent of C-Stone, which consent shall not be unreasonably withheld, DIHC-MS may undertake internal restructuring transactions.

                  10. DIHC-MS shall not, and shall not permit the Company, MSA or AALP to, amend the articles or certificate of incorporation, charter, bylaws, partnership agreement, or other comparable charter or organizational documents of the Company, MSA or AALP, except to the extent necessary to carry out internal restructuring transactions referred to in Subsection
      11.1.4 above that are consented to by C-Stone in accordance herewith.

                  12. DIHC and DIHC-MS will not cause or permit any default to occur by the Company, MSA or AALP under any of the contracts or agreements affecting the Property, and shall cause the Company, MSA and AALP to perform their obligations under such contracts and agreements, and shall not permit the Company, MSA or AALP to modify, amend or terminate any such contracts or agreements without the prior written consent of C-Stone, which shall not be unreasonably withheld.

                  14. Without the prior written consent of C-Stone (which shall not be unreasonably withheld), DIHC and DIHC-MS shall not permit the Company, MSA or AALP to (i) enter into any new contract or agreement regarding the Company, MSA, AALP or the Property or grant concessions regarding any existing contract or agreement affecting the Company, MSA, AALP or the Property, or (ii) enter into any lease for space in the Property, or modify, amend, renew or terminate (except in connection with a tenant default) any existing lease for space in the Property.

                  16. Notwithstanding the provisions of this Section 11.1, the parties acknowledge and agree that, with respect to the Company, MSA and AALP, neither DIHC nor DIHC-MS own (directly or indirectly) all of the equity interest in such entities and therefore do not unilaterally control all actions and decisions of such entities, except that as of the date hereof and up until the Redemption Date DIHC-MS is and shall remain the Managing Venturer of the Company pursuant to the Venture Agreement. Accordingly, the parties agree that, with respect to the Company, MSA and AALP, DIHC and DIHC-MS shall be deemed to have complied with the foregoing covenants in the event that DIHC or DIHC- MS performs such covenants consistent with their rights under, and subject to any limitations on their authority or fiduciary duties under, the joint venture or partnership agreements for such entities or applicable law.

            D. Commercially Reasonable Efforts; Notification. Subject to the terms and conditions of this Agreement, the parties shall (a) use all commercially reasonable efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Redemption Date or the Sale Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Redemption Date or the Sale Date from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions and any third parties in connection with the transactions contemplated by this Agreement, and (ii) timely making all such filings and timely seeking all such consents, approvals, permits and authorizations; (b) use all commercially reasonable efforts to obtain in writing any consents required from third parties to effectuate the transactions contemplated by this Agreement, such consents to be in form reasonably satisfactory to the parties hereto; and (c) use all commercially reasonable efforts to take, or cause to be taken, all other action and do or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. Prior to the Redemption Date and the Sale Date, as applicable, the parties hereto shall deliver to the others information supplementing or amending the representations and warranties set forth in Articles 9 and 10 of this Agreement to set forth the information relating to any event or circumstance arising after the date of this Agreement, in order to make such representations and warranties complete and accurate as of the date of such supplement or amendment.

            F. Transfer and Gains Taxes. The parties hereto shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any transfer or gain, sales, use, recording, intangible, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated hereby, excluding state and federal income taxes (together with any related interest, penalties or additions to such taxes, "Transfer and Gains Taxes"). Any Transfer and Gains Taxes due and payable in connection with the transactions contemplated by this Agreement shall be shared equally between DIHC-MS and C-Stone.

            H. Access to Information.

                  2. From the date hereof until the Redemption Date, upon reasonable notice, each party and their respective officers, directors, employees, agents, accountants and counsel shall: (i) afford the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of the other party reasonable access, during normal business hours, to the properties, offices, other facilities, books and records of such party and to those officers, directors, employees, agents, accountants and counsel of such party who have any knowledge relating to such party or its properties, and (ii) furnish to the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of the other party such additional financial and operating data and other information regarding it and its properties as the other party may from time to time reasonably request.

                  4. In order to facilitate the resolution of any claims made against or incurred by DIHC or DIHC-MS prior to the Redemption Date, for a period of seven (7) years after the Redemption Date, C-Stone or the Company shall (i) retain the books and records of DIHC and DIHC-MS which are transferred to C-Stone or the Company pursuant to this Agreement, if any, relating to periods prior to the Redemption Date in a manner reasonably consistent with the prior practices of DIHC and DIHC-MS, and
      (ii) upon reasonable notice, afford the officers, employees and authorized agents and representatives of DIHC and DIHC-MS reasonable access (including the right to make, at their expense, photocopies), during normal business hours, to such books and records.

                  6. In order to facilitate the resolution of any claims made by or against or incurred by C-Stone or the Company after the Redemption Date or for any other reasonable purpose, for a period of seven (7) years following the Redemption Date, DIHC and DIHC-MS, as applicable, shall (i) retain all books and records of DIHC and DIHC-MS which are not transferred to C-Stone or the Company pursuant to this Agreement and which relate to the Company, MSA, AALP or the Property for the period prior to the Redemption Date (including, without limitation, employee files relating to the employees of DIHC and DIHC-MS which do not become employees of C-Stone), and (ii) upon reasonable notice, afford the officers, employees and authorized agents and representatives of C-Stone and the Company reasonable access (including the right to make photocopies at their expense), during normal business hours, to such books and records.

                  8. Notwithstanding the provisions of this Section 11.4, the parties acknowledge and agree that, with respect to the Company, MSA and AALP, neither DIHC nor DIHC-MS own (directly or indirectly) all of the equity interest in such entities and therefore do not unilaterally control all actions and decisions of such entities, except that as of the date hereof and up until the Redemption Date DIHC-MS is and shall remain the Managing Venturer of the Company pursuant to the Venture Agreement. Accordingly, the parties agree that, with respect to the Company, MSA and AALP, DIHC and DIHC-MS shall be deemed to have complied with the foregoing covenants regarding access to and retention of records in the event that DIHC or DIHC-MS performs such covenants consistent with their rights under, and subject to any limitations on their authority or fiduciary duties under, the joint venture or partnership agreements for such entities or applicable law.

            J. Performance under MI Redemption Agreement. Upon the making by C-Stone of the Contribution as specified in Section 2 above, DIHC and DIHC-MS shall cause the Company to redeem the interest of M.I. West in the Company pursuant to the M.I. Redemption Agreement, the Percentage Interest of C-Stone in the Company shall be increased to equal the former Percentage Interest of M.I. West. C-Stone covenants to make the Contribution as and when requested by DIHC and DIHC-MS upon no less than ten (10) days' prior written notice and within the permissible time periods for a "Closing" under the M.I. Redemption Agreement, and DIHC and DIHC-MS covenant and agree that, upon the making by C-Stone of the Contribution, DIHC shall perform its obligations under the M.I. Redemption Agreement as provided therein in a timely manner, and shall cause the redemption of the interest of M.I. West in the Company and the resultant increase in the Percentage Interest of C-Stone in the Company. C-Stone agrees to indemnify DIHC and its Affiliates as of the date hereof for all obligations and liabilities of DIHC under Section 10 of the M.I. Redemption Agreement in respect of capital calls by the Company, and agrees to fund all capital calls required to be made on behalf of M.I. West pursuant to Section 10 of the M.I. Redemption Agreement. Any such capital calls funded by C-Stone on behalf of M.I. West and any other payments made by C-Stone pursuant to the indemnity in this Section 11.5 shall be treated as a loan to the Company, and either treated as an advance under the MSDI Loan, if the same can be advanced thereunder without exceeding the maximum principal balance thereof, or as a new recourse loan to the Company to be evidenced by a Promissory Note and Loan Agreement from the Company in favor of C-Stone substantially in the form of Exhibit "C" annexed hereto. In the event the Closing under the M.I. Redemption Agreement is not closed solely due to a wilful default by DIHC, DIHC shall reimburse C-Stone for any such loan made by C-Stone, and this Agreement shall thereupon be terminated and of no further force or effect.

            L. Western Litigation. The parties acknowledge that Western Avenue Associates Limited Partnership, one of the partners in AALP, has filed the Western Litigation against, among others, the Company, DIHC and DIHC-MS. The Company, DIHC and DIHC-MS hereby covenant and agree, for the period between the date hereof and the completion of the DIHC Redemption, to keep C-Stone fully informed of the progress of all matters occurring in connection with the Western Litigation.

      XXIV. Conditions to Obligations.

            B. Conditions to Obligations of DIHC and DIHC-MS. The obligations of DIHC and DIHC-MS to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Redemption Date or the Sale Date, as applicable, of each of the following conditions unless waived by DIHC and DIHC-MS:

                  2. The representations and warranties of C-Stone contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Redemption Date or the Sale Date, as applicable, with the same force and effect as if made as of the Redemption Date or the Sale Date, other than such representations and warranties as are made as of another date; the covenants and agreements contained in this Agreement to be complied with by C-Stone on or before the Redemption Date or the Sale Date, as applicable, shall have been complied with in all material respects, and DIHC and DIHC-MS shall have received a certificate from C-Stone to such effect signed by an appropriate officer of C-Stone. This condition shall be deemed satisfied unless breaches of C-Stone's representations, warranties and covenants in this Agreement are, in the aggregate, reasonably expected to have or have had a Purchaser Material Adverse Effect or adversely affect any of the Seller's collateral under the Purchase Money Mortgages in any material respect.

                  4. Other than the claims made in the Western Litigation as of the date hereof, no Action shall have been commenced by or before any Governmental Authority against any party to this Agreement, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of DIHC and DIHC-MS, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 12.1.2 shall not apply if DIHC or DIHC-MS has directly or indirectly solicited or encouraged any such Action.

                  6. Since the date of this Agreement, there shall not have been any change, circumstance or event in the business or prospects of C-Stone which has had or would reasonably be expected to have a Purchaser Material Adverse Effect or adversely affect any of the Seller's collateral under the Purchase Money Mortgages in any material respect and DIHC shall have received a certificate of the chief executive officer or chief financial officer of C-Stone certifying to such effect.

                  8. All consents and waivers (including, without limitation, waivers of rights of first refusal) from third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result individually or in the aggregate, in a Seller Material Adverse Effect or a Purchaser Material Adverse Effect.

                  10. DIHC and DIHC-MS shall have received a copy of (i) the Certificate of Incorporation of C-Stone certified by the Secretary of State of Nevada as of a date not earlier than fifteen (15) business days prior to the Redemption Date or Sale Date, as applicable, and accompanied by a certificate of the Secretary or Assistant Secretary of C-Stone, dated as of the Redemption Date or Sale Date, as applicable, stating that no amendments have been made to such Certificate of Incorporation since such date; and (ii) by Bylaws of C-Stone, certified by the Secretary or Assistant Secretary of C-Stone.

                  12. The execution of this Agreement or consummation of the M.I. Redemption and the DIHC Redemption will not, in the reasonable opinion of counsel to DIHC and DIHC-MS, result in a termination of the Company pursuant to Section 708 of the Internal Revenue Code of 1986, as amended ("IRC"). In the event counsel for DIHC and DIHC-MS reasonably determine that such a termination is likely to occur, DIHC, DIHC-MS and C-Stone agree to cooperate in good faith with each other and with M.I. West to restructure the transactions contemplated hereunder in such a mutually agreeable manner as will most closely accomplish the purpose and intent of the transactions contemplated hereunder without resulting in such a termination of the Company.

            D. Conditions to Obligations of C-Stone. The obligations of C-Stone to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Redemption Date or the Sale Date, as applicable, of each of the following conditions unless waived by C-Stone:

                  2. The representations and warranties of DIHC and DIHC-MS contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Redemption Date or the Sale Date, as applicable, with the same force and effect as if made as of the Redemption Date or the Sale Date, other than such representations and warranties as are made as of another date; the covenants and agreements contained in this Agreement to be complied with by DIHC or DIHC-MS on or before the Redemption Date or the Sale Date, as applicable, shall have been complied with in all material respects, and C-Stone shall have received certificates from DIHC and DIHC-MS to such effect signed by appropriate officers thereof. This condition shall be deemed satisfied unless breaches of the representations, warranties and covenants of DIHC and DIHC-MS in this Agreement are, in the aggregate, reasonably expected to have or have had a Seller Material Adverse Effect.

                  4. Other than the claims made in the Western Litigation as of the date hereof, no Action shall have been commenced by or before any Governmental Authority against any party to this Agreement, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which C-Stone believes, in its sole discretion, is likely to render it impossible or unlawful to consummate such transactions or which could have a Seller Material Adverse Effect; provided, however, that the provisions of this Section 12.2.2 shall not apply if C-Stone has solicited or encouraged any such Action.

                  6. Since the date of this Agreement, there shall not have been any change, circumstance or event in the Property or the business or prospects of the Company which has had or would reasonably be expected to have a Seller Material Adverse Effect and C-Stone shall have received a certificate of an appropriate officer of DIHC or DIHC-MS certifying to such effect.

                  8. All consents and waivers (including, without limitation, waivers of rights of first refusal) from third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result individually or in the aggregate, in a Seller Material Adverse Effect or a Purchaser Material Adverse Effect.

                  10. C-Stone shall have received a copy of the Venture Agreement of the Company accompanied by a certificate of DIHC-MS dated as of the Redemption Date stating that no amendments have been made to such Venture Agreement since the date thereof.

                  12. C-Stone shall have received a rent roll with respect to the Property (prepared by the Property manager) certified as to knowledge of DIHC-MS to be true and correct in all material respects by an appropriate officer of DIHC-MS including a description of all Space Leases in effect as of the Redemption Date, the rentals payable by each tenant thereunder (including, without limitation, reimbursements for common area expenses), the original and current balance of each security deposit delivered under each Space Lease, and all delinquencies and defaults under each Space Lease.

      XXVI. Documents Upon DIHC Redemption.

            B. In addition to the documents and instruments contemplated elsewhere in this Agreement, upon the DIHC Redemption, and as a condition thereof, DIHC and DIHC-MS, as applicable, shall deliver:

                  2. A duly executed and acknowledged counterpart of the Redemption Instrument.

                  4. A duly executed and acknowledged counterpart of the Restated Venture Agreement.

                  6. A duly executed and acknowledged Certification substantially in the form attached hereto as Exhibit "D", certifying that the representations and warranties of DIHC and DIHC-MS set forth in
      Article 9 hereof are true and correct in all material respects as of the Redemption Date.

                  8. A duly executed and acknowledged Certification of Non-Foreign Status of DIHC-MS as described in Treasury Regulation Section 1.1445-2(b).

                  10. A Secretary's Certificate of DIHC-MS regarding its Corporate Resolution to enter into the DIHC Redemption.

                  12. A Certificate of Incumbency of DIHC-MS.

                  14. A Certificate of Good Standing (or its equivalent) for DIHC-MS.

                  16. A Certificate of Good Standing (or its equivalent) for the Company.

            D. In addition to the payments, documents and instruments contemplated elsewhere in this Agreement, upon the DIHC Redemption, and as a condition thereof, the Company and C-Stone, as applicable, shall:

                  2. Pay the DIHC Redemption Price in accordance with and subject to the terms of Section 6 of this Agreement.

                  4. A duly executed and acknowledged counterpart of the Restated Venture Agreement.

                  6. Deliver a duly executed and acknowledged Certification substantially in the form attached hereto as Exhibit "E", certifying that the representations and warranties of C-Stone set forth in Article 10 hereof are true and correct in all material respects as of the Redemption Date.

                  8. Deliver a Secretary's Certificate of C-Stone regarding its Corporate Resolution to enter into the DIHC Redemption.

                  10. Deliver a Certificate of Incumbency of C-Stone.

                  12. Deliver a duly executed and acknowledged counterpart of the Redemption Instrument.

                  14. Deliver a Certificate of Good Standing (or its equivalent) for C-Stone.

      XXVIII. Documents Upon Closing.

            B. In addition to the documents and instruments contemplated elsewhere in this Agreement, upon the Closing of C-Stone's purchase of the Retained Interest, and as a condition thereof, DIHC and DIHC-MS, as applicable, shall deliver:

                  2. A duly executed and acknowledged counterpart of the Sale Instrument.

                  4. A duly executed and acknowledged Certification substantially in the form attached hereto as Exhibit "D", certifying that the representations and warranties of DIHC and DIHC-MS set forth in
      Article 9 hereof are true and correct in all material respects as of the Sale Date.

                  6. A duly executed and acknowledged Certification of Non-Foreign Status of DIHC-MS as described in Treasury Regulation Section 1.1445-2(b).

                  8. A Secretary's Certificate of DIHC-MS regarding its corporation resolution to consummate the sale of the Retained Interest.

                  10.   A Certificate of Incumbency of DIHC-MS.

                  12. A Certificate of Good Standing (or its equivalent) for DIHC-MS.

            D. In addition to the payments, documents and instruments contemplated elsewhere in this Agreement, upon the Closing of C-Stone's purchase of the Retained Interest, and as a condition thereof, the Company or C-Stone, as the case may be, shall:

                  2. Pay the cash portion of the Purchase Price to DIHC-MS or its designee and deliver stock certificates evidencing the C-Stone Common Shares to be issued to DIHC in accordance with and subject to the terms of
      Section 8 of this Agreement.

                  4. Deliver a duly executed and acknowledged Certification substantially in the form attached hereto as Exhibit "E", certifying that the representations and warranties of C-Stone set forth in Article 10 hereof are true and correct in all material respects as of the Sale Date.

                  6. Deliver a Secretary's Certificate of C-Stone regarding its Corporate Resolution to consummate the purchase of Retained Interest.

                  8. Deliver a Certificate of Incumbency of C-Stone.

                  10. Deliver a duly executed and acknowledged counterpart of the Sale Instrument.

                  12. Deliver a Certificate of Good Standing (or its equivalent) for C-Stone.

                  14. Deliver a Certificate of Good Standing (or its equivalent) for the Company.

      XXX. Closing Costs. Except as set forth in Section 11.3, all costs incurred by either party in connection with the closing of the transactions hereunder, whether or not specifically mentioned herein (including, but not limited to, legal fees and expenses in connection with the preparation, negotiation and closing of the transactions contemplated herein or any other transaction between the parties or their Affiliates) shall be paid for by the party which incurred such cost or expense. The provisions of this Article 15 shall survive the consummation of the transactions contemplated herein.

      XXXII. Indemnification.

            B. Survival of Representations and Warranties. The representations and warranties of DIHC, DIHC-MS and C-Stone contained in this Agreement shall survive the consummation of the transactions contemplated in this Agreement until March 31, 1999. Neither the period of survival nor the liability of either party hereto with respect to such party's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the party seeking indemnification. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the party seeking indemnification to the other party, then the relevant representations and warranties shall survive as to such claim until the claim has been finally resolved.

            D. Indemnification.

                  2. C-Stone and its Affiliates (including, without limitation, the Company from and after the Redemption Date), officers, directors, employees, agents, successors and assigns (each a "C-Stone Indemnified Party") shall be indemnified and held harmless by DIHC and DIHC-MS for any and all Loss (as hereinafter defined) arising out of or resulting from the breach of any representation or warranty made by DIHC or DIHC-MS contained in this Agreement or the breach of any covenant or agreement by DIHC or DIHC-MS contained in this Agreement.

                  4. DIHC, DIHC-MS and their respective Affiliates, officers, directors, employees, agents, successors and assigns (each a "DIHC Indemnified Party"; a C-Stone Indemnified Party or a DIHC Indemnified Party sometimes herein referred to as an "Indemnified Party") shall be indemnified and held harmless by C-Stone for any and all Loss arising out of or resulting from the breach of any representation or warranty made by C-Stone contained in this Agreement or the breach of any covenant or agreement by C-Stone contained in this Agreement.

                  6. As used herein the term "Loss" or "Losses" means and Liabilities, losses, damages, claims, costs and expenses, interests, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by any Indemnified Party (including, without limitation, any Action brought or otherwise initiated by any Indemnified Party). In the event of any Loss incurred by DIHC or any Affiliate thereof, for purposes of determining the amount DIHC is entitled to recover hereunder on account of such Loss (but not for purposes of determining the threshold amount of Losses or the cap on liability under Section 16.3), DIHC's Loss shall be "grossed up" to an amount equal to the quotient of (i) the amount of such Loss divided by
      (ii) a fraction the numerator of which is the aggregate number of issued and outstanding shares of C-Stone Common Shares and Purchaser Preferred Shares (as defined in the Stock Purchase Agreement) owned by Persons other than DIHC and PGGM as of the date on which any payment is made by C-Stone on account of such Loss, and the denominator of which is the aggregate amount of issued and outstanding C-Stone Common Shares and Purchaser Preferred Shares as of such date.

                  8. To the extent that either party's undertakings set forth in this Section 16.2 may be unenforceable, the party which is liable for the undertaking shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by the Indemnified Party.

                  10. An Indemnified Party shall give the party from which it is seeking indemnification hereunder (the "Indemnitor") notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within thirty (30) days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of the Indemnitor under this Article 16 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article 16 ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnitor notice of such Third Party Claim within thirty (30) days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnitor from any of its obligations under this
      Article 16 except to the extent the Indemnitor is materially prejudiced by such failure and shall not relieve the Indemnitor from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Article 16. If the Indemnitor acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnitor shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five (5) days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnitor, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnitor. In the event the Indemnitor exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnitor in such defense and make available to the Indemnitor, at the Indemnitor's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnitor. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party

      Claim, the Indemnitor shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnitor's expense, all such witnesses, records, materials and information in the Indemnitor's possession or under the Indemnitor's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnitor without the written consent of the Indemnified Party, which will not be unreasonably withheld or delayed.

            F. Limitations on Recovery. With respect to any claim for the breach of representations and warranties hereunder, no claim may be made by an Indemnified Party against an Indemnitor for indemnification hereunder with respect to any individual item of Loss unless the aggregate of all Losses for which the Indemnified Party is seeking recovery from an Indemnitor under this
Article 16 for breaches of representations or warranties plus any Losses for which such Indemnified Party or any Affiliate thereof is seeking indemnity under
Article VII of the Stock Purchase Agreement and Article VII of the Loan Purchase Agreement for breaches of representations or warranties shall exceed Ten Million and No/100 Dollars ($10,000,000.00), except in the event the Indemnified Party is seeking indemnity as a result of a wilful and intentional breach by the Indemnitor of any of its material representations or warranties set forth in this Agreement, in which such case the foregoing limitations shall not be applied and the Indemnified Party shall be entitled to recover its Losses to the full extent thereof. In the event the Indemnified Party is entitled to seek recovery for breaches of representations or warranties hereunder, the indemnity shall be for the full extent of all the Losses to the Indemnified Party resulting from such breach exceeding and excluding the first $10,000,000.00 under this Agreement and the Stock Purchase Agreement and the Loan Purchase Agreement aggregated. Notwithstanding the foregoing, the aggregate liability for Losses for breaches or representations and warranties of any Indemnitor (and its Affiliates) under this Article 16 and Article VII of the Stock Purchase Agreement and Article VII of the Loan Purchase Agreement shall be limited to an aggregate amount of One Hundred Million and No/100 Dollars ($100,000,000.00), except in the event the Indemnified Party is seeking indemnity hereunder as a result of the wilful and intentional breach by the Indemnitor of any of its material representations or warranties set forth in this Agreement in which event the foregoing limitation on liability shall not be applicable and the Indemnified Party shall be entitled to recover its Losses to the full extent thereof.

                  Payments made by an Indemnitor hereunder shall be limited to the amount of the Losses that remain after deducting therefrom any insurance proceeds and any indemnity, contribution or other payment actually received by the Indemnified Party from any Person with respect thereto.

            H. Western Litigation. Notwithstanding the foregoing, the provisions of this Article 16 shall not apply to any claims made by a C-Stone or DIHC Indemnified Party with respect to the Western Litigation. Any such claim shall be governed by and subject to that certain Indemnity Agreement of even date herewith between DIHC and C-Stone.

      XXXIV. Termination.

            B. Termination. This Agreement may be terminated at any time prior to the completion of the DIHC Redemption:

                  2. by mutual written consent duly authorized by the respective Boards of Directors of DIHC and C-Stone;

                  4. by C-Stone, upon a material breach of any representation, warranty, covenant or agreement on the part of DIHC or DIHC-MS set forth in this Agreement if such breach is reasonably expected to, or has, a Seller Material Adverse Effect or a Purchaser Material Adverse Effect, or if any material representation or warranty of DIHC or DIHC-MS shall have become untrue in any material respect such that the conditions set forth in Section 12.2 would be incapable of being satisfied prior to the Redemption Date;

                  6. by DIHC and DIHC-MS, upon a material breach of any representation, warranty, covenant or agreement on the part of C-Stone set forth in this Agreement if such breach is reasonably expected to, or has, a Purchaser Material Adverse Effect, or if any material representation or warranty of C-Stone shall have become untrue in any material respect such that the conditions set forth in Section 12.1 would be incapable of being satisfied prior to the Redemption Date;

                  8. by C-Stone, if any judgment, injunction, order, decree or action by any Governmental Authority preventing the consummation of the transactions contemplated hereby or requiring actions as a condition precedent to the consummation of such transactions which would result in a Purchaser Material Adverse Effect or Seller Material Adverse Effect shall have become final and nonappealable;

                  10. by DIHC and DIHC-MS, if any judgment, injunction, order, decree or action by any Governmental Authority preventing the consummation of the transactions contemplated hereby or requiring actions as a condition precedent to the consummation of such transactions which would result in a Purchaser Material Adverse Effect (or the impairment in any material respect of any of the Seller's collateral under the Purchase Money Mortgages) shall have become final and nonappealable; or

                  12. by C-Stone, if the M.I. Redemption Agreement is terminated prior to the completion of the M.I. Redemption for any reason, other than a default by C-Stone of its obligations under this Agreement.

            D. Effect of Termination. In the event of termination of this Agreement as provided in Section 17.1, this Agreement shall forthwith become void and have no effect

(except for the provisions hereof which expressly survive termination of this Agreement, together with the definitions set forth herein which are operative with respect to such provisions and the operative provisions hereof such as "Notices" and "Governing Law" and the like, which shall survive termination subject to any limitations on or survival described therein), without any liability or obligation on the part of the parties except to the extent that such termination results from a wilful and intentional breach by a party of any of its material representations, warranties, covenants or agreements set forth in this Agreement. In the event of a wilful, intentional breach by a party of any of its material representations, warranties, covenants or agreements, the non-defaulting party(ies) shall have the right to seek specific performance of this Agreement and shall have the right to pursue any and all other rights or remedies available at law, in equity or under this Agreement (including, without limitation, to seek indemnification under Article 16) without regard to the limitations set forth in Section 16.3.

      XXXVI. Transfer of Rights. C-Stone shall have the right to transfer its rights under this Agreement to become the New Partner and/or to purchase the Retained Interest to any of its Affiliates without the consent of DIHC-MS, so that instead of C-Stone becoming the New Partner or purchasing the Retained Interest, such Affiliate may become the New Partner, or purchase the Retained Interest from DIHC-MS for an amount equal to the Redemption Price, and otherwise upon the terms and conditions set forth herein; provided, however, notwithstanding any transfer of C-Stone's rights under this Agreement to any Affiliate, C-Stone shall remain liable with respect to all representations, warranties, covenants, indemnities, obligations and liabilities provided by C-Stone to DIHC-MS pursuant to the terms hereof; and provided further, however, any such transfer of rights to an Affiliate shall only be effective in the event the Affiliate expressly assumes the liability of C-Stone with respect to the obligations transferred to it pursuant to the terms hereof and the Affiliate and C-Stone shall be jointly and severally liable therefor. Any other transfer may be denied by DIHC-MS for any reason.

      XXXVIII. Capital Calls and Indemnity. C-Stone hereby agrees that, if the Company receives a notice after the date hereof to make a capital contribution to MSA pursuant to the Joint Venture Agreement for MSA, DIHC-MS shall have no obligation to fund its proportionate share of any such capital contribution and DIHC-MS shall be relieved and released from any such obligation, unless the closing of the DIHC Redemption or C-Stone's purchase of the Retained Interest contemplated hereunder does not close solely due to a wilful default by DIHC. C-Stone agrees to cause to be made any such capital contribution required from DIHC-MS subsequent to the date hereof. C-Stone further agrees to indemnify and hold harmless DIHC-MS and its Affiliates from any cost, claim, liability, damage or expense (including, but not limited to, any reasonable attorneys' fees and disbursements) relating to the failure of C-Stone to timely make any such capital contribution or any other matter relating to the Company, MSA, AALP and/or the Property arising from and after the closing of the DIHC Redemption and not caused by the wilful acts or gross negligence of DIHC or DIHC-MS. Any such capital calls funded by C-Stone on behalf of DIHC-MS and any other payments made by C-Stone pursuant to the indemnity in this Section 19 shall be treated as a loan to the Company, and either treated as an advance under the MSDI Loan, if the same can be advanced thereunder without exceeding the maximum principal balance thereof, or as a new recourse loan to the Company to be evidenced by a Promissory Note and Loan Agreement from the Company in favor of C-Stone substantially in the form of Exhibit "C" annexed hereto. In the event this Agreement is terminated solely due to a wilful default by DIHC-MS, DIHC-MS shall reimburse C-Stone for any such loan made by C-Stone and any other payments made by C-Stone pursuant to the indemnity under this Section 19. Except as expressly set forth above, C-Stone hereby waives any claims it may have against DIHC or DIHC-MS, if any, for failure on the part of DIHC or DIHC-MS or any Affiliate thereof to fund or make captial contributions to the Company.

      XL. Notices. All notices, demands, or requests ("Notices") required or desired to be given hereunder shall be given in writing and sent in the manner provided under the Venture Agreement except that:

            B. Notices to DIHC and DIHC-MS (and to the Company prior to the closing of the DIHC Redemption) shall be sent to the address for DIHC set forth above, Attention: Mr. Robert T. Sorrentino, with a copy sent in like manner to Richards & O'Neil, LLP, 885 Third Avenue, New York, New York 10022, Attention:
Robert M. Safron, Esq.; and

            D. Notices to C-Stone (and to the Company after the date of the closing of the DIHC Redemption) shall be sent to the address for C-Stone set forth above, Attention Mr. John S. Moody, with a copy sent in like manner to King & Spalding, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention:
William B. Fryer, Esq.

      XLII. Broker. Each party represents and warrants to the other that there is no broker in connection with this transaction and hereby agrees to indemnify, save harmless and defend the other from and against all claims, losses, liabilities and expenses, including reasonable attorneys' fees, arising out of any claim made by a broker, finder or other intermediary who claims to have been engaged by such party in connection with the transaction which is the subject of this Agreement. The provisions of this Article 21 shall survive the Closing Date.

      XLIV. Miscellaneous.

            B. Subject to the limitations on assignment set forth herein, the provisions of this Agreement shall inure to the benefit of and bind the heirs, executors, administrators, successors and assigns of the respective parties.

            D. This Agreement shall be governed by, and construed in accordance with, the laws of the District of Columbia.

            F. The parties shall each execute, acknowledge and deliver to the others such instruments and take such action, in addition to the instruments and actions provided for herein, as the others may reasonably request in order to effectuate the express purposes or provisions of this Agreement or the transactions contemplated hereunder.

            H. Each party hereby represents that, except as set forth in this Agreement or in the other instruments and documents executed and delivered pursuant to this Agreement, no party has made any representations or warranties to any other party with respect to the Interest, the Retained Interest or the Company.

            J. The invalidity or unenforceability of any one or more provisions of this Agreement shall in no way affect any other provisions of this Agreement.

            L. To the extent there are any warranties, representations, agreements, obligations, guaranties or benefits (collectively, the "Benefits") which inure to the benefit of the Company from any Person or governmental authority, effective as of the Redemption Date, DIHC-MS shall assign to the Company (without any representation, warranty or recourse whatsoever) all of the right, title and interest of DIHC-MS, if any, in the Benefits, except to the extent any of the Benefits relates to the Retained Interest, and as of the Sale Date, DIHC-MS shall assign to C-Stone (without any representation, warranty or recourse whatsoever) all of the right, title and interest of DIHC-MS, if any, in the Benefits relating to the Retained Interest.

            N. Upon the closing of the DIHC Redemption, DIHC-MS shall be deemed to have waived any rights and/or privileges that it has or may have under Articles VII and VIII of the Venture Agreement. The Company represents and warrants that it has not received any notices from the other venturer in MSA exercising any rights under such Articles. Upon the closing of the DIHC Redemption, DIHC-MS shall be deemed to have further waived any rights it may have under the Venture Agreement with respect to Major Decisions (as defined in the Venture Agreement) or otherwise relating to the management or decision making process under the Venture Agreement.

            P. This Agreement may not be modified or amended except by a written agreement signed by the parties hereto.

            R. This Agreement, together with the Schedules and Exhibits attached hereto and the Stock and Loan Purchase Agreements, sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and all prior understandings or communications (written or oral) between the parties with respect thereto are merged in this Agreement.

            T. Except as otherwise provided herein, nothing in this Agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any Person other than the parties hereto and their respective successors and permitted assigns.

            V. This Agreement may be signed in counterparts by the parties and shall be binding and effective upon the parties even if so signed and delivered.

            X. Except as otherwise provided in this Agreement, the provisions of this Agreement shall survive the consummation of the transactions contemplated hereunder.

            Z. Closing the Books. The parties agree that profits and losses of the Company shall be allocated based upon the closing of the books method described in IRC ss.706(d)(2).

      IN WITNESS WHEREOF, parties hereto have hereunto set their hands and seals the day and year above written.

                              Company:

                              MARKET SQUARE DEVELOPMENT INVESTORS,
                              a District of Columbia general partnership

                              By:   DIHC MARKET SQUARE, INC., a Georgia
                                    corporation, as authorized general partner

                                    By:/s/ Robert T. Sorrentino
                                       -----------------------------------
                                            Name: Robert T. Sorrentino
                                            Title: Vice President

                              DIHC:

                              DUTCH INSTITUTIONAL HOLDING COMPANY,
                              INC., a Delaware corporation

                                    By:/s/ Robert T. Sorrentino
                                       -----------------------------------
                                       Name: Robert T. Sorrentino
                                       Title: Vice President

                              DIHC-MS:

                              DIHC MARKET SQUARE, INC., a Georgia
                              corporation

                                    By:/s/ Robert T. Sorrentino
                                       -----------------------------------
                                       Name: Robert T. Sorrentino
                                       Title: Vice President

                              C-Stone:

                              CORNERSTONE PROPERTIES INC., a Nevada
                              corporation

                                    By:/s/ John S. Moody
                                       -----------------------------------
                                       Name: John S. Moody
                                       Title:  President

                                    By:/s/ Rodney C. Dirreck
                                       -----------------------------------
                                       Name: Rodney C. Dirreck
                                       Title:  Executive Vice President

                                   Schedule A

AVENUE ASSOCIATES LIMITED PARTNERSHIP

Third Amended and Restated Agreement of Limited Partnership for Avenue Associates Limited Partnership, dated July 15, 1987, Market Square Associates, as general partner, Market Square Associates, as Class A limited partner, and Western Associates Limited Partnership, as Class B limited partner.

MARKET SQUARE ASSOCIATES

(a) Joint Venture Agreement for Market Square Associates, dated May 21, 1987, by and among Crow-Pennsylvania Avenue Limited Partnership and DIHC Market Square, Inc.

(b) Addendum to Joint Venture Agreement For Market Square Associates, dated May 21, 1987, by and among Crow-Pennsylvania Avenue Limited Partnership and DIHC Market Square, Inc.

(c) Amendment to Joint Venture Agreement For Market Square Associates, dated July 15, 1987, by and among Crow-Pennsylvania Avenue Limited Partnership and DIHC Market Square, Inc.

(d) First Amendment to Joint Venture Agreement For Market Square Associates, dated January 27, 1989, by and among Crow-Pennsylvania Avenue Limited Partnership and DIHC Market Square, Inc.

(e) Second Amendment to Joint Venture Agreement For Market Square Associates, dated April 17, 1991, by and among Crow-Pennsylvania Avenue Limited Partnership and Mar quare Development Investors.

(f) Third Amendment to Joint Venture Agreement For Market Square Associates, dated January 4, 1994, by and among Crow-Pennsylvania Avenue Limited Partnership and Market Square Development Investors.

                                                                     EXHIBIT "A"

                    INSTRUMENT OF REDEMPTION AND ASSUMPTION

      DIHC MARKET SQUARE, INC., a Georgia corporation, having an address at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339 (the "DIHC-MS"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, hereby transfers to MARKET SQUARE DEVELOPMENT INVESTORS, a District of Columbia general partnership having an office at 126 East, 56th Street, New York, New York 10022 (the "Company"), all of the right, title and interest of DIHC-MS as a partner in the Company, and all of the rights of DIHC-MS to the assets and profits thereto and distributions therefrom, to have and to hold the same unto the Company from and after the date hereof (the "Redeemed Interest"), provided that DIHC-MS shall retain one percent (1%) of the total interest in the Company.

      All capitalized terms used herein and not otherwise defined shall have the meaning given to them in that certain Redemption and Acquisition Agreement dated as of October _, 1997 between Inc. (the "Redemption Agreement").

      The Company and DIHC-MS each hereby covenant and agree to file all necessary certificates and/or amendments to the Partnership Agreement in the District of Columbia or other governmental subdivisions in which the Company has done or is doing business to reflect the redemption of the Redeemed Interest, and to execute and deliver the Restated Venture Agreement in accordance with the terms of the Redemption Agreement.

      The transfer of the Redeemed Interest is without representation by or recourse against DIHC-MS except as set forth in the Redemption Agreement.

      This Instrument shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

      This Instrument shall be governed by, and construed in accordance with, the laws of the District of Columbia.

      IN WITNESS WHEREOF, DIHC-MS and the Company have caused this Instrument to be executed and delivered by its duly authorized officers as of the day of January, 1998.

                                  DIHC MARKET SQUARE, INC., a Georgia
                                  corporation

                                  By:
                                     -----------------------------------
                                        Name: __________________________
                                        Title: _________________________

                                  MARKET SQUARE DEVELOPMENT INVESTORS,
                                  a District of Columbia general partnership

                                  By:   CORNERSTONE PROPERTIES INC., a
                                        Nevada corporation, as managing general
                                        partner

                                        By:
                                              --------------------------
                                              Name: ____________________
                                              Title: ___________________

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the ___ day of January, 1998, before me personally came _________, to me known who, being by me duly sworn, did depose and say that he resides at ___________________ ____________, that he is the ________ President of DIHC
MARKET SQUARE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                    _________________________________
                                    Notary Public

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the ____ day of January, 1998, before me personally came _____________, to me known who, being by me duly sworn, did depose and say that he resides at _______________ ___________________, that he is the _______ President of
CORNERSTONE PROPERTIES INC., the corporation described in and which executed the foregoing instrument, acting in its capacity as the managing general partner of MARKET SQUARE DEVELOPMENT INVESTORS, the general partnership described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation, as and for the act and deed of said general partnership.


                                  _________________________________
                                  Notary Public

                                                                     EXHIBIT "B"

                       INSTRUMENT OF SALE AND ASSUMPTION

      DIHC MARKET SQUARE, INC., a Georgia corporation, having an address at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339 (the "DIHC-MS"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, hereby bargains, sells, transfers and sets over to CORNERSTONE PROPERTIES INC., a Nevada corporation having an office at 126 East 56th Street, New York, New York 10022 ("C-Stone"), all of the right, title and interest of DIHC-MS as a partner in MARKET SQUARE DEVELOPMENT INVESTORS, a District of Columbia general partnership (the "Company"), and all of the rights of DIHC-MS to the assets and profits thereto and distributions therefrom, to have and to hold the same unto C-Stone from and after the date hereof (the "Transferred Interest").

      All capitalized terms used herein and not otherwise defined shall have the meaning given to them in that certain Redemption and Acquisition Agreement dated as of October__, 1997 between the Company, Dutch Institutional Holding Company, Inc.. DIHC-MS, and Cornerstone Properties Inc. (the "Redemption Agreement").

      C-Stone and DIHC-MS each hereby covenant and agree to file all necessary certificates and/or amendments to the Partnership Agreement in the District of Columbia or other governmental subdivisions in which the Company has done or is doing business to reflect the sale and transfer of the Transferred Interest.

      The transfer of the Transferred Interest is made without representation by or recourse against DIHC-MS except as set forth in the Redemption Agreement.

      This Instrument shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

      This Instrument shall be governed by, and construed in accordance with, the laws of the District of Columbia.

      IN WITNESS WHEREOF, DIHC-MS and C-Stone have caused this Instrument to be executed and delivered by its duly authorized officers as of the ___ day of. _____________, ____

                                       DIHC MARKET SQUARE, INC., a Georgia
                                       corporation

                                       By:
                                             ---------------------------------
                                             Name: ___________________________
                                             Title: __________________________

                                       CORNERSTONE PROPERTIES INC., a
                                       Nevada corporation, as managing general
                                       partner

                                       By:
                                             ---------------------------------
                                             Name: ___________________________
                                             Title: __________________________

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the ____ day of _______, ___, before me personally came _____________, to me known who, being by me duly Sworn, did depose and say that he resides at ______________ ______________________, that he is the President of DIHC MARKET
SQUARE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    __________________________________
                                    Notary Public

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the _____ day of _________, ___, before me personally came to _____________, to me known who, being by me duly sworn, did depose and say that he resides at _____________ ________________, that he is the _______ President of CORNERSTONE PROPERTIES INC., the corporation described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation.

                                    __________________________________
                                    Notary Public

                                                                     EXHIBIT "C"

                       PROMISSORY NOTE AND LOAN AGREEMENT

Principal Sum: $_____________                           Date:  January ___, 1998
                                                              New York, New York

      FOR VALUE RECEIVED, MARKET SQUARE DEVELOPMENT INVESTORS ("Maker"), a District of Columbia limited partnership, promises to pay to CORNERSTONE PROPERTIES INC. ("Payee"), a Nevada corporation having an office at 126 East 56th Street, New York, New York 10022, or to order, or at such other place as may be designated in writing by the holder hereof, the principal sum of ______________________________ AND NO/100 DOLLARS ($________________) with interest thereon, or on the amount thereof from time to time outstanding, to be computed as hereinafter provided, until the said principal sum shall be fully paid, to be due and payable as hereinafter provided. The said principal sum, or the amount thereof outstanding, with accrued and unpaid interest thereon, shall be due and payable on the Maturity Date (as hereinafter defined).

      1. Interest. Interest shall accrue from the date hereof to and through the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to eleven percent (11%) percent per annum (the "Interest Rate").

      2. Installments.

            a. No installments of interest or principal shall be payable under this Note for the period commencing on the date hereof and ending on August 1, 1999 (the "Deferral End Date"). During such period, all interest on this Note shall accrue and, to the extent permitted by law, such accrued and unpaid interest shall bear interest at the Interest Rate, compounded monthly.

            b. Installments of principal and interest at the Interest Rate (the "Installment Payments"), in the amount necessary to amortize in equal monthly payments the sum of (a) the then-outstanding principal sum hereof and (b) the amount of all interest accrued and deferred pursuant to the preceding sentence as of the Deferral End Date, and the interest accrued thereon as of Deferral End Date, less any sums paid on account of such accrued and deferred interest and on account of principal as hereinafter provided, together with interest on such sum, over a period of twenty (20) years (the "Amortization Period"), shall be due and payable commencing on September 1, 1999 and continuing on the first day of each and every calendar month thereafter ensuing until September 1, 2002 (the "Maturity Date"), at which time the entire outstanding principal sum hereof, all accrued interest and all other sums due and payable hereunder shall be fully paid. Payee shall calculate the amount of such installments and give notice thereof to Maker. Payee's calculation of the amount of such installments shall be definitive absent manifest error.

            c. Maker agrees that in the event that Maker has any net cash flow from any source, such net cash flow shall be applied first on account of any interest accrued and deferred hereunder; second, on account of any Installment Payments then due hereunder; and third, on account of the outstanding principal amount of this Note prior to being used for any other purpose.

            d. Payee expressly acknowledges that (i) in no event shall the obligations of Maker under this Note or the Security Documents (as hereinafter defined) be enforced against DIHC Market Square, Inc. ("DIHC-MS"), any interest of DIHC-MS in Maker, or any shareholder, officer, director or agent of DIHC-MS (collectively, the "Exculpated Parties") and (ii) Payee shall not seek any judgment against the Exculpated Parties in respect of this Note, the Security Documents or otherwise relating to the indebtedness evidenced hereby.

      3. Default Interest Rate. In the event Maker fails to pay any installment of principal or interest within ten (10) days after its due date, the unpaid amount shall accrue interest at the rate (the "Default Rate") equal to the lesser of (a) five percent (5%) in excess of the "prime rate" announced from time to time by Bankers Trust Company at its offices in the City of New York or
(b) the maximum interest rate permitted by law to be charged to Maker until paid.

      4. Security. Upon the request of Payee, Maker shall deliver (a) to Payee a pledge of Maker's partnership interest under the joint venture agreement for Market Square Associates, a District of Columbia general partnership ("MSA"), as security for Maker's obligations under this Note pursuant to a pledge and security agreement satisfactory to Payee, and (b) such other security documents as Payee may reasonably request to secure Maker's obligations hereunder, including, but not limited to, UCC-1 Financing Statements (collectively, the "Security Documents").

      5. Event of Default. The occurrence of any one of the following events shall constitute an "Event of Default" hereunder:

            a. Maker fails to pay any installment of principal or interest, or any other sum due hereunder, when and as the same shall become due and payable, and such failure is not cured within fifteen (I 5) days after written notice thereof from Payee to Maker;

            b. Maker, or any endorser makes any assignment for the benefit of creditors; or a receiver, liquidator or trustee of Maker, or of substantially all property of Maker or such endorser, is appointed; or any voluntary or involuntary petition for the bankruptcy, reorganization or arrangement of, or for the composition, extension, arrangement or adjustment of any of the obligations of, Maker or such endorser, pursuant to the Federal Bankruptcy Code, or any similar statute, is filed and not dismissed within 60 days; or Maker or such endorser shall have been adjudicated a bankrupt or insolvent; or any voluntary or involuntary petition by or against Maker or such endorser, as debtor seeking an order for relief pursuant to the Federal Bankruptcy Code, or any similar statute, is pending or filed and not dismissed within 60 days; or a court enters an order for relief for Maker or such endorser, as debtor; or Maker or any such endorser, is insolvent by reason of its inability to pay its debts as they become due; or a writ of attachment is issued against any of the property of Maker or such endorser, and not dismissed within 60 days-, or if possession is taken to assume control of all or any substantial part of such part of such property or of the business of Maker or such endorser by any government or governmental agency; and/or

            c. Any warranty, representation or statement of Maker in this Note or any of the Security Documents or any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by this Note proves untrue or misleading in any material respect; or Maker fails to keep, observe, and perform any other covenant, agreement, obligation or condition contained herein, the Security Documents or in any other instrument or document now or hereafter evidencing or securing the indebtedness evidenced by this Note or any part thereof, and such untruth, misleading matter, failure or default is not cured within thirty (30) days after written notice thereof from Payee to Maker or such additional period as may be reasonably needed as long as Payee commences the cure of same within the thirty (30) day period and thereafter diligently prosecutes the cure to completion.

      6. Rights of Payee upon Default. Upon and after the occurrence of an Event of Default, it is expressly agreed that the principal sum of this Note (and all accrued interest thereon and other sums payable hereunder) shall become immediately due and payable at the option of Payee.

      7. Prepayment. This Note may be prepaid in whole or in part without fee or penalty (but with accrued interest on the amount so prepaid) at any time upon not less than ten (10) days' prior written notice by Maker to Payee.

      8. Applicable Law. This Note has been negotiated, executed, made and delivered in the City, Country and State of New York. Maker agrees that this Note shall be governed, construed and interpreted in accordance with the laws of the State of New York.

      9. Waiver.

            a. Maker and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and of protest, and agree to remain bound until the principal sum of this Note or the amount thereof outstanding and interest and all other sums payable hereunder are paid in full notwithstanding any extensions of time for payment which may be granted, even though the period of extension may be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, Payee.

            b. It is further expressly agreed that any waiver by Payee, other than a waiver in writing signed by Payee, of any term or provision hereof, of the Security Documents or of any right, remedy or option under this Note or the Security Documents shall not be controlling, nor shall it prevent or estop Payee from thereafter enforcing such term, provision, right, remedy or option, and the failure or refusal of Payee to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note, or the Security Documents shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Payee's rights, remedies and options under this Note and the Security Documents are and shall be cumulative and are in addition to all other rights, remedies and options of Payee at law or in equity or under any other agreement.

            c. No modification or waiver by Payee of any right or remedy under this Note shall be effective unless made in writing. No delay by Payee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof upon the occurrence of an Event of Default. No failure by Payee to insist upon the strict performance by Maker of each and every covenant and agreement of Maker under this Note shall constitute a waiver of any such covenant or agreement, and no waiver by Payee of any Event of Default shall constitute a waiver of or consent to any subsequent Event of Default. No failure of Payee to exercise its option to accelerate the maturity of the indebtedness evidenced hereby, nor any forbearance by Payee before or after the exercise of such option shall be construed as a waiver of an option, power, right or remedy of Payee hereunder.

      10. Successors. The term "Payee" shall mean the then holder of this Note from time to time and its successors and permitted assigns.

      11. Costs of Collection. Maker shall pay all costs of collection when incurred, including, without limitation, the reasonable attorneys' fees and disbursements of the Payee's counsel and court costs, which costs may be added to the indebtedness evidenced hereby and must be paid promptly on demand, together with interest thereon at the Default Rate.

      12. Interest Not to Exceed Maximum Allowed by Law. If from any circumstances whatsoever, the fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. In the event of any such reduction of said obligation, the unpaid principal balance of this Note together with all accrued interest thereon and any other sums advanced hereunder or under any instruments securing the indebtedness evidenced hereby shall at the option of Payee become immediately due and payable.

      13. Assignment. Payee's right, title and interest in and to this Note are freely assignable by Payee to Cornerstone Properties Inc. ("CPP"), or any affiliate or subsidiary of CPP without the consent or approval of any person or entity, and any such assignment hereof by Payee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Payee. Notwithstanding the foregoing, Maker acknowledges that Payee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      14. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Maker under this Note.

      15. Successors and Assigns. Each and every covenant, warranty and agreement of Maker herein, if Maker be more than one, shall be jointly and severally binding upon and enforceable against Maker, and each of them except as otherwise provided in this Note. As used herein the terms "Maker" and "Payee" shall include the Maker and the named Payee and their respective heirs, executors, administrators, legal representatives, successors, successors in title and permitted assigns.

      16. Severability. If any provision, paragraph, sentence, clause, phrase or word of this Note, or the application thereof in any circumstance, is held invalid or unenforceable, the validity and enforceability of the remainder of this Note, and of the application of any such provision, paragraph, sentence, clause, phrase or word in any other circumstance, shall not be affected thereby, it being intended that all rights, powers and privileges of Payee hereunder shall be enforceable to the fullest extent permitted by law.

      17. Notices. Any and all notices, elections or demands permitted or required to be made under this Note (collectively, "Notices") shall be in writing and shall be delivered personally, or sent by registered or certified mail, to the other party at the address set forth above, or at such other address as may be supplied in writing in accordance with the terms of this paragraph. The date of personal delivery, the third (3rd) business day following the date of mailing or the first (1st) business day following a transmission by overnight courier, as the case may be, shall be the date of the Notice.

      18. Captions. Titles or captions of articles and paragraphs contained in this Note are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Note or the intent of any provision hereof.

      19. Number and Gender. Whenever required by the context, the singular number shall include the plural and the gender of any pronoun shall include the other genders.

      IN WITNESS WHEREOF, Maker has executed this Note as of the ___ day of January, 1998.

                                MARKET SQUARE DEVELOPMENT
                                INVESTORS, a District of Columbia general partnership

                                By:   CORNERSTONE PROPERTIES INC., a
                                      Nevada corporation, as authorized general
                                      partner

                                      By:
                                            -------------------------------
                                            Name: _________________________
                                            Title: ________________________

                                By:   DIHC MARKET SQUARE, INC., a
                                      Georgia corporation, general partner

                                      By:
                                            -------------------------------
                                            Name: _________________________
                                            Title: ________________________

                                                                     EXHIBIT "D"

                                 CERTIFICATION

      The undersigned hereby certifies that all of the representations and warranties made by it pursuant to Article 9 of that certain Redemption and Acquisition Agreement dated as of October __, 1997 between Market Square Development Investors, Dutch Institutional Holding Company, Inc., DIHC Market Square, Inc., and Cornerstone Properties Inc. are true and correct in all material respects as of this day, except as set forth on Schedule I annexed hereto.

Dated: as of the ____ day of _________, ____

                                      DIHC MARKET SQUARE, INC., a Georgia
                                      corporation

                                      By:
                                            -------------------------------
                                            Name: _________________________
                                            Title: ________________________

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the ____ day of _________, ____, before me personally came _____________, to me known who, being by me duly sworn, did depose and say that he resides at ________________ ______________________________, that he is the
________ President of DIHC MARKET SQUARE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                    ______________________________
                                    Notary Public

                                                                     EXHIBIT "E"

                                  CERTIFICATION

      The undersigned hereby certifies that all of the representations and warranties made by it pursuant to Article 10 of that certain Redemption and Acquisition Agreement dated as of October __, 1997 between Market Square Development Investors, Dutch Institutional Holding Company, Inc., DIHC Market Square, Inc., and Cornerstone Properties Inc. are true and correct in all material respects as of this day, except as set forth on Schedule I annexed hereto.

Dated: as of the ____ day of _________, ____

                     CORNERSTONE PROPERTIES, INC., a Nevada

                                    corporation

                                      By:
                                            -------------------------------
                                            Name: _________________________
                                            Title: ________________________

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

      On the ____ day of _________, ____, before me personally came _____________, to me known who, being by me duly sworn, did depose and say that he resides at ________________ ______________________________, that he is the
________ President of CORNERSTONE PROPERTIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                    _______________________________________
                                    Notary Public


                                      E-1